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                                                                    Exhibit 23.1


                        CONSENT OF DELOITTE & TOUCHE LLP

We consent to the incorporation by reference in this Registration Statement of MetLife, Inc. on Form S-8 of our report dated February 12, 2002, included in the Annual Report on Form 10-K of MetLife, Inc. for the year ended December 31, 2001.


/s/ Deloitte & Touche LLP

November 15, 2002
New York, New York






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